UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2025
FASTLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38897	27-5411834
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

475 Brannan Street, Suite 300
San Francisco, CA 94107
(Address of principal executive offices) (Zip code)
(844) 432-7859
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00002 par value	“FSLY”	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On November 26, 2025, Fastly, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, provided notice to the New York Stock Exchange (the “NYSE”) that it intends to voluntarily withdraw the listing of its Class A common stock, par value $0.00002 per share (the “common stock”) from the NYSE and transfer the listing of its common stock to the Nasdaq Stock Market LLC (the “Nasdaq”). Nasdaq has approved such listing. The Company expects the listing and trading of its common stock on the NYSE to cease at the close of trading on December 8, 2025. The Company expects the common stock to begin trading on Nasdaq on December 9, 2025. The common stock will continue to trade under the symbol “FSLY.”

Item 7.01. Regulation FD Disclosure.
The Company issued a press release on November 26, 2025 announcing the transfer of the listing of its common stock from the NYSE to Nasdaq. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

 Item 9.01     Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release, dated November 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTLY, INC.

Dated:	November 26, 2025	By:	/s/ Richard Wong
Richard Wong
Chief Financial Officer